SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 9, 2009

BTHC X, INC.
(Exact name of registrant as specified in Charter)

Delaware	000-52237	20-5456047
(State of incorporation)	(Commission File No.)	(IRS Employee Identification No.)

2 ARGYROKASTROU STREET VOULA 16673, ATHENS, GREECE

(Address of Principal Executive Offices)

+30 210 8943047
(Issuer Telephone number)

5521 Riviera Drive, Coral Gables, FL 33146

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements, which reflect our views with respect to future events and financial performance. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These forward-looking statements are identified by, among other things, the words “anticipates”, “believes”, “estimates”, “expects”, “plans”, “projects”, “targets” and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Important factors that may cause actual results to differ from those projected include the risk factors specified below.

ITEM 8.01     OTHER EVENTS

  On September 18, 2009 BTHC X, Inc. (the “Company” or “we”) entered into a Securities Purchase Agreement, (the “SPA”), with Magellan Alpha Investments, Corp., a Marshall Islands corporation (the “Purchaser”) and Pierre Galoppi, our sole director and officer (“Seller”). Pursuant to the SPA and upon its consummation, the Purchaser purchased from the Seller an aggregate of 1,576,782 shares of our issued and outstanding common stock that, in the aggregate, constitute 90% of our issued and outstanding capital stock on a fully-diluted basis as of and immediately prior to the consummation of the SPA. The purchase price under the SPA was $270,000.

In addition, the Purchaser subscribed for an additional 4,087,953 newly issued shares of our common stock, constituting an additional 7% of our issued and outstanding common stock pursuant to a subscription agreement (the “SA”). The subscription price under the SA was $60,000. As a result of these transactions, 5,839,933 shares of our common stock are issued and outstanding. The Purchaser owns an aggregate of 5,664,735 shares, or 97% of the issued and outstanding common stock of the Company.

The transactions contemplated by the SPA and the SA closed on October 9, 2009.

The foregoing description of the terms of the SPA and the SA is qualified in its entirety by reference to the provisions of the documents filed as exhibits to the Current Report on Form 8-K filed September 21, 2009, which are incorporated by reference herein.

In connection with the closing of the SPA and the SA, Seller, our sole director and officer, submitted a resignation letter pursuant to which he resigned from all offices that he held effective immediately and from his position as our director. The resignation of Seller from his positions with the Company was solely in connection with the transactions contemplated by the SPA and SA and not in connection with any known disagreement with us on any matter.

As of October 9, 2009, our new sole director and sole officer is our President and Chief Executive Officer, George Syllantavos. Mr. Syllantavos’ biography is set forth in the Current Report on Form 8-K filed September 21, 2009, and is hereby incorporated by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BTHC X, Inc.

By: /s/George Syllantavos
George Syllantavos
President
Dated: October 9, 2009